Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of February 19, 2016 (the “Effective Date”) by and among Amicus Therapeutics, Inc. (“Amicus” or the “Company”), a Delaware corporation with its principal place of business at 1 Cedar Brook Drive, Cranbury, New Jersey 08512, Amicus Therapeutics UK Limited (“Amicus UK,” and together with the Company, the “Companies”), a private limited company incorporated under the laws of England and Wales with company number 05541527 and its principal place of business at Phoenix House, Oxford Road, Tatling End, Gerrards Cross, Buckinghamshire SL9 7AP United Kingdom, and each Purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

BACKGROUND

The Companies desire to issue and sell to each Purchaser, and each Purchaser desires to purchase from the Companies, unsecured promissory notes with an aggregate principal amount of $50,000,000, and warrants to purchase common stock of Amicus, in each case, as described in this Agreement and on the terms and subject to the conditions set forth in this Agreement (the “Offering”). Of the $50,000,000 of unsecured promissory notes to be issued by the Companies, unsecured promissory notes with an aggregate principal amount of $15,000,000 will be issued by Amicus and unsecured promissory notes with an aggregate principal amount of $35,000,000 will be issued by Amicus UK.

On February 19, 2016, pursuant to that certain Assignment and Assumption Agreement, dated as of February 19, 2016, by and between Amicus and Amicus UK (the “Assignment Agreement”), Amicus shall assign to Amicus UK, and Amicus UK shall assume from Amicus, promissory notes with an aggregate principal amount of $35,000,000 issued pursuant to that certain Note and Warrant Purchase Agreement, by and among Amicus and the Purchasers, dated as of October 1, 2015 (the “Prior Agreement”), in exchange for $35,000,000 million in cash.

TERMS

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.                                      Definitions. The capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them below:

1.1                                          “Affiliate” means, with respect to any specified Person, at any time, a Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person at such time. For purposes of this definition, “control,” when used with respect to any specified Person, shall mean (a) the direct or indirect ownership of more than 50% (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the total voting power of securities or other evidences of ownership interest in such Person or (b) the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise.

1.2                                          “Common Stock” means the common stock of Amicus, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

1.3                                          “Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

1.4                                          “Holder” means each Person owning of record Registrable Securities that have not been sold to the public.

1.5                                          “Lock-Up Period” has the meaning ascribed to such term in Section 8.1.

1.6                                          “Material Adverse Effect” on or with respect to an entity (or group of entities taken as a whole) means any state of facts, event, change or effect that has had, or that would reasonably be expected to have, a material adverse effect on the business, properties, results of operations or financial condition of such entity (or of such group of entities taken as a whole).

1.7                                          “Nasdaq” means the Nasdaq Stock Market, Inc.

1.8                                          “Party” means a party to this Agreement.

1.9                                          “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

1.10                                   “Pivotal Study” means a clinical trial or study intended to provide data which a regulatory authority (e.g. United States Food and Drug Administration) can use in making an approval decision.

1.11                                   “Registrable Securities” means (a) the Warrants Shares and (b) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Warrant Shares by way of stock dividend, stock split or in connection with a combination of shares, recapitalization or other reorganization or otherwise. Notwithstanding the foregoing, as to any particular securities described above, once issued they shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (ii) they shall have been distributed by Holder pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities may be sold without volume restrictions pursuant to Rule 144, as determined by the counsel to Amicus pursuant to a written opinion letter to such

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effect, addressed and acceptable to Amicus’ transfer agent, or (iv) such securities shall have been otherwise transferred in a private transaction in which the rights under Section 7 hereof have not been assigned in connection with such transfer.

1.12                                   “Registration Statement” means a registration statement filed pursuant to the Securities Act.

1.13                                   “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

1.14                                   “SEC Guidance” means (a) any publicly-available written guidance, or rule of general applicability of the SEC staff, or (b) written comments, requirements or requests of the SEC staff to Amicus in connection with the review of a Registration Statement.

1.15                                   “SEC” means the U.S. Securities and Exchange Commission.

1.16                                   “SEC Reports” all materials filed by the Company with the SEC, whether or not so required to have been filed.

1.17                                   “Securities” means the Notes, the Warrants and the Warrant Shares.

1.18                                   “Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

1.19                                   “Trading Day” means a day on which the Common Stock is traded on Nasdaq.

1.20                                   “Transaction Documents” means this Agreement, the Notes, the Guarantee, the Warrants, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

1.21                                   “VWAP” shall mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the holders of a majority in interest of the Warrants then outstanding, the fees and expenses of which shall be paid by the Company.

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1.22                                   “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.                                      Purchase and Sale.

2.1                                          At the Initial Closing, on terms and conditions as set forth herein, Amicus will issue and sell to the Purchasers and the Purchasers will purchase from Amicus, Unsecured Promissory Notes in substantially the form attached hereto as Exhibit A (the “Initial US Notes”), in the principal amount set forth beneath the caption “Principal Amount of US Notes” opposite each Purchaser’s name on Schedule A attached hereto, and Amicus UK will issue and sell to the Purchasers and the Purchasers will purchase from Amicus UK, Unsecured Promissory Notes in substantially the form attached hereto as Exhibit B (the “Initial UK Notes,” and together with the Initial US Notes, the “Initial Notes”), in the principal amount set forth beneath the caption “Principal Amount of UK Notes” opposite each Purchaser’s name on Schedule A attached hereto, against payment by such Purchaser to the Companies of a purchase price equal to 100% of the principal amount of the Initial Notes purchased (the “Purchase Price”). The parties agree that in full consideration of the purchase price for the Initial Notes, each Purchaser shall surrender for cancellation all notes and warrants acquired from the Company pursuant to the Prior Agreement (the “Existing Securities”) and the Companies shall pay to each Purchaser any unpaid interest accrued thereunder. The parties irrevocably agree and confirm that the principal amounts due from the Companies to the Purchasers under the Existing Securities shall be set-off against the principal amounts due from the Purchasers to the Companies in connection with the purchase of the Initial Notes, and such set-off shall be in full and final settlement and discharge of any and all amounts, obligations and/or liabilities to make payment as between the parties, in each case, for the purchase of the Initial Notes and cancellation of the Existing Securities.

2.2                                          In addition, for every $1,000 of the principal amount of Notes purchased by a Purchaser, the Company will issue to such Purchaser a five-year warrant to purchase a number of shares of Common Stock equal to (rounded down to the nearest whole share) (i) $300.00 divided by the product of (x) the VWAP for the four (4) Trading Days beginning immediately prior to the date of issuance of such Notes, provided that if such result is less than $6.00 it shall be deemed to be $6.00 and if such result is more than $7.00 it shall be deemed to be $7.00, and (y) 132.5% (“Reference Price”), and in substantially the form attached hereto as Exhibit C (the “Initial Warrants”).

2.3                                          At any time following the date of issuance of the Initial Notes and prior to the earlier of (i) the second (2nd) anniversary of the Initial Closing Date and (ii) such date as the VWAP for any four consecutive trading days of the Company’s common stock equals or exceeds 200.0% of the VWAP price as of the Initial Closing Date (the earlier of (i) and (ii), the “Additional Notes End Date”), the Company will have the option (at its sole discretion) to issue and sell to the Purchaser (i) up to $10,000,000 principal amount of additional notes at least 60 days following Committee for Medicinal Products for Human Use (CHMP) positive opinion of migalastat in Europe and (ii) up to $15,000,000 principal amount of additional notes at least 32 days following start (i.e., dosing of the first patient) of a Pivotal Study for ATB200 (such Notes, the “Additional Notes”, and together with the Initial Notes, the “Notes”); provided that, at the time of such issuance of Additional Notes, there has not occurred and be continuing any state of facts, event, change or effect that

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has had, or that would reasonably be expected to have, a material adverse effect on the business, properties, results of operations or financial condition of Amicus. The Company may exercise its right pursuant to this Section 2.3 by delivering written notice to the Purchasers on or prior to the Additional Notes End Date, which notice shall indicate the aggregate amount of Additional Notes that the Company intends to issue and sell to the Purchasers.  For the sake of clarification, the Company shall not have the option to issue and sell Additional Notes to the Purchasers on or after the Additional Notes End Date unless notice thereof is delivered by the Company on or prior to the Additional Notes End Date.”  All Additional Notes shall be issued on the same terms as the Initial Notes, except that all Additional Notes will mature on October 1, 2021, and will include warrants with the same terms as Initial Warrants (such warrants, the “Additional Warrants,” and together with the Initial Warrants, the “Warrants”). The purchase price for the Additional Notes shall be 100% of the principal amount thereof and be paid in cash. All Additional Notes will be issued by Amicus unless the Parties mutually agree otherwise.

2.4                                          The Company will provide a guaranty of the obligations under the Initial UK Notes and any Additional Notes that may be issued by Amicus UK in the form attached hereto as Exhibit D (the “Guarantee”).

3.                                      Closings.

3.1                                          Closings. Subject to the satisfaction or waiver of the conditions set forth in Section 6, the completion of the sale and purchase of the Initial Notes and Initial Warrants (the “Initial Closing”) or the completion of the sale and purchase of the Additional Notes and Additional Warrants (each an “Additional Closing”, and collectively with the Initial Closing, a “Closing”), as applicable, shall occur on the third business day after the satisfaction or waiver (by the Party entitled to grant such waiver) of the conditions to the applicable Closing set forth in Section 6 herein (other than those conditions that by their nature are to be satisfied at a Closing, but subject to fulfillment or waiver of those conditions), or on such other date as the parties shall mutually agree (each date on which a Closing occurs, the “Closing Date,” and on such date as the Initial Closing occurs, the “Initial Closing Date”).

3.2                                          Deliveries. Subject to the terms and conditions hereof:

(a)      At the Initial Closing:

(i)                         each Purchaser shall deliver to Amicus such Purchaser’s Existing Securities for cancellation and the Companies will pay such Purchaser all outstanding accrued but unpaid interest on the notes purchased pursuant to the Prior Agreement, to the account designated by such Purchaser at least three business days prior to the Initial Closing;

(ii)                      Amicus or Amicus UK, as applicable, shall deliver to such Purchaser, (i) an Initial Note, in the name of such Purchaser, representing the aggregate principal amount of Initial Notes purchased by such Purchaser at the Initial Closing set beside such Purchaser’s name on Schedule A, and (ii) for each $1,000 principal amount of Initial Notes purchased by such Purchaser at the Initial Closing, a Warrant, registered in the name of such Purchaser, to purchase

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up to a number of Warrant Shares equal to (rounded down to the nearest whole share) (i) $300.00 divided by (ii) the Reference Price; and

(iii)                   at the Initial Closing the Parties shall also deliver the Guarantee and such other documents as are required to be delivered by the Parties pursuant to the terms of this Agreement.

(b)  At each Additional Closing:

(i)                         each Purchaser shall deliver to Amicus or Amicus UK, as applicable, such Purchaser’s share of the Purchase Price for the Additional Notes by wire transfer on such Closing Date to an account specified by Amicus;

(ii)                      Amicus or Amicus UK, as applicable, shall deliver to such Purchaser, (i) an Additional Note, in the name of such Purchaser, representing the aggregate principal amount of the Additional Notes purchased by such Purchaser at such Closing, and (ii) for each $1,000 principal amount of Additional Notes purchased by such Purchaser at such Closing, a Warrant, registered in the name of such Purchaser, to purchase up to a number of Warrant Shares equal to (rounded down to the nearest whole share) (i) $300.00 divided by (ii) (x) the VWAP for the four (4) Trading Days beginning immediately prior to the date of issuance of such Notes, and (y) 132.5%;

(iii)                   at each such Additional Closing the Parties shall also deliver the Guarantee and such other documents as are required to be delivered by the Parties pursuant to the terms of this Agreement.

(c) As soon as practicable after each Closing, Amicus UK shall obtain a listing for the Notes issued by it on the Cayman Islands Stock Exchange.

3.3                                          Location. Each Closing shall occur at the offices of Amicus, located at 1 Cedar Brook Drive, Cranbury, New Jersey 08512 (or remotely via the exchange of signatures and documents) unless otherwise agreed to in writing by the Parties.

4.                                      Representations and Warranties of the Companies. The Companies hereby represent and warrant to the Purchasers as of the date hereof and as of each Closing Date, as follows:

4.1                                          Organization and Good Standing. Amicus is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted. Amicus UK is a private limited company incorporated under the laws of England and Wales duly organized, validly existing and in good standing under the laws of England and Wales and has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now conducted. The Companies are duly qualified and are in good standing as foreign corporations in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by them requires such qualification except where the failure to be so qualified or in good standing, individually or in the aggregate, would not have

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a Material Adverse Effect.

4.2                                          Authorization. All corporate actions on the part of the Companies, their officers, directors and stockholders necessary for the authorization, execution and delivery of each of the Transaction Documents and for the issuance of the Securities, have been taken. The Companies have the requisite corporate power to enter into each of the other Transaction Documents and to carry out and perform their obligations thereunder. Each of the Transaction Documents have been duly authorized, executed and delivered by the Companies, as applicable, and, upon due execution and delivery by the Purchasers, each of the Transaction Documents will be a valid and binding agreement of the Companies, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

4.3                                          No Conflict With Other Instruments. Neither the execution, delivery nor performance of any of the Transaction Documents, nor the consummation by the Companies of the transactions contemplated hereby or in the Transaction Documents will result in any violation of, be in conflict with, cause any acceleration or any increased payments under, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of Amicus’ certificate of incorporation or bylaws as in effect on the date hereof or at such Closing; (b) any provision of Amicus UK’s corporate documents as in effect on the date hereof or at such Closing; (c) any provision of any law, regulation, judgment, decree or order to which the Companies are a party or by which they or any of their assets is bound, (d) any note, mortgage, contract, agreement, license, waiver, exemption, order or permit, except in the case of (c) or (d) above, as would not, individually or in the aggregate, have a Material Adverse Effect.

4.4                                          Compliance with Applicable Law. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Companies have all permits, licenses, franchises, authorizations, orders and approvals of, and have made all filings, applications and registrations with, governmental entities that are required in order to permit the Companies to own or lease properties and assets and to carry on their business as presently conducted; (ii) the Companies have complied and are in compliance with all statutes, laws, regulations, rules, judgments, orders and decrees of all governmental entities applicable to them that relate to their business, including but not limited to compliance with the U.S. Foreign Corrupt Practices Act of 1977 (FCPA) (15 U.S.C. §§ 78dd-1, et seq.) and any applicable similar laws in foreign jurisdictions in which the Companies are currently conducting, or have previously conducted, their business or are currently conducting, or have previously conducted, clinical trials; (iii) the Companies have not received any notice alleging noncompliance, and, to the knowledge of the Companies, the Companies are not under investigation with respect to, or threatened to be charged, with any material violation of any applicable statutes, laws, regulations, rules, judgments, orders or decrees of any governmental entities; and (iv) Amicus has complied with the rules and regulations of NASDAQ in connection with its securities listed for trading on NASDAQ.

4.5                                          The Securities. The Securities to be issued at such Closing are duly authorized and the shares of Common Stock, when issued and paid for upon the exercise of and in accordance with the Warrants, will be duly and validly issued, fully paid and nonassessable, free

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and clear of all liens and will not be subject to preemptive or similar rights of stockholders (other than those imposed by the Purchaser). The Company has reserved from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of the Warrant Shares.

4.6                                          Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Companies is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

4.7                                          SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the twelve months preceding such Closing Date (or such shorter period as the Company was required by law to file such reports) on a timely basis.  As of their respective dates, all SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

4.8                                          Litigation. There is no Action (as defined below) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or any Transaction Document or the Securities or (ii) except as disclosed in the SEC Reports, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. For purposes of this Agreement, “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending against the Company, any subsidiary of the Company or any of their respective properties or any officer, director or employee of the Company or any subsidiary of the Company acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

4.9                                          No General Solicitation. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5.3 of this Agreement, none of the Company, any of its affiliates or any Person acting on its or their behalf (other than any Purchaser, to which no representations are being made), has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D, as promulgated under the Securities Act) in connection with the offer or sale of the Securities.

4.10                                   No Integrated Offering.  None of the Company, any of its affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or

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solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings of the Company’s securities for purposes of the Securities Act.

4.11                                   Private Placement.  Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 5.3 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers hereunder.

5.                                      Representations And Warranties Of Purchasers. Each Purchaser, severally and not jointly, hereby represents and warrants to the Companies as of the date hereof and as of each Closing Date as follows:

5.1                                          Legal Power. Purchaser has the requisite corporate power to enter into each of the Transaction Documents, and to carry out and perform its obligations under the terms of the Transaction Documents.

5.2                                          Due Execution. Each of the Transaction Documents have been duly authorized, executed and delivered by Purchaser, and, upon due execution and delivery by the Companies, each of the Transaction Documents will be a valid and binding agreement of Purchaser, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

5.3                                          Investment Representations. In connection with the offer, purchase and sale of the Securities, each Purchaser makes the following representations:

(a)      each Purchaser is acquiring the Securities, for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

(b)      each Purchaser understands that:

(i)                      the Securities have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities may be required to be held by it indefinitely under applicable securities laws, and that each Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

(ii)                   the Notes issued by Amicus UK are privately placed with the Purchasers and no prospectus has been prepared for the purposes of Directive 2003/71/EC (as amended including by Directive 2010/73/EU, the “Prospectus Directive”) and no prospectus will be prepared or approved by any competent authority of any European Economic Area member state or published for the purposes of the Prospectus Directive. As a result, the Notes issued by Amicus UK may not be offered or sold to persons in the European Economic Area other than to “qualified investors” as defined under the Prospectus Directive. Furthermore, each Purchaser understands that the offering of the Notes by Amicus UK has not been approved by an authorised person for the purposes of section 21 of the Financial Services and Markets Act 2000 (the

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“FSMA”). Accordingly, documents and/or materials related to the offering of the Notes by Amicus UK are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of such documents and/or materials is exempt from the restriction on financial promotions under section 21 of the FSMA on the basis that it is only directed at and may be communicated to (i) persons who are outside the United Kingdom or (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (iii) persons falling within Article 49(2)(a) to (d) of the Order or (iv) persons to whom it may otherwise lawfully be communicated (all such persons together being referred to as “relevant persons”). No invitation, offer or agreement to subscribe, purchase or otherwise acquire the Notes issued by Amicus UK may be proposed or made other than with relevant persons. Any person who is not a relevant person should not act or rely on any documents and/or materials related to the offering of the Notes by Amicus UK or any of its contents.

(iii)                each Note, each Warrant and each certificate representing Warrant Shares (unless a Registration Statement has become effective prior to issuance of the Warrant Shares) will be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

in addition, each Note issued by Amicus UK shall bear the following legend:

THE NOTES MAY NOT BE OFFERED OR SOLD TO PERSONS IN THE EUROPEAN ECONOMIC AREA OTHER THAN TO QUALIFIED INVESTORS AS DEFINED UNDER DIRECTIVE 2003/71/EC (AS AMENDED, INCLUDING BY DIRECTIVE 2010/73/EU AND INCLUDES ANY RELEVANT IMPLEMENTING MEASURE IN THE RELEVANT MEMBER STATE) (THE “PROSPECTUS DIRECTIVE”) AND IN CIRCUMSTANCES WHICH DO NOT REQUIRE THE ISSUER TO PUBLISH A PROSPECTUS PURSUANT TO ARTICLE 3 OF THE PROSPECTUS DIRECTIVE. THE NOTES MAY NOT BE OFFERED OR SOLD TO PERSONS IN THE UNITED KINGDOM OTHER THAN TO (I) INVESTMENT PROFESSIONALS FALLING WITHIN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (THE “ORDER”) OR (II) HIGH NET WORTH COMPANIES AND OTHER PERSONS FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER.

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; and

(iv)               Amicus will not, and will instruct its transfer agent not to, as applicable, register the transfer of any of the Securities, or any portion thereof, unless the conditions specified in the foregoing legends are satisfied.

(c)       Each Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities to be purchased hereunder.

(d)      Each Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act and is not located or resident within the European Economic Area or the United Kingdom.

(e)       No Purchaser is purchasing any of the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)        Each Purchaser understands and acknowledges that the Companies may cut back (i) the number of Warrants to be purchased by such Purchaser to the extent necessary to prevent such Purchaser’s aggregate holdings of Common Stock with its Affiliates to exceed 19.9% of all Common Stock outstanding following the Offering and (ii) the aggregate number of Warrants offered to the extent such aggregate number is in excess of 19.9% of all Common Stock outstanding prior to the Offering. Notwithstanding the foregoing, the Purchasers shall have no obligation to purchase any Notes or Warrants to the extent such purchase would increase such Purchaser’s ownership in excess of 19.9%.

6.                                      Conditions To Closing.

6.1                                          Conditions to Obligations of Purchasers at a Closing. Each Purchaser’s obligation to purchase the Notes and Warrants, as applicable, at each Closing is subject to the fulfillment, on or prior to a Closing, of all of the following conditions:

(a)      Representations and Warranties. The representations and warranties made by the Companies in Section 4 shall be true and correct in all material respects on such Closing Date (other than representations and warranties made as of a particular date, in which case such representations and warranties shall be true and correct as of such particular date) with the same force and effect as if they had been made on and as of such date, and a certificate duly executed by an officer of each of the Companies, to the effect of the foregoing, shall be delivered to each Purchaser.

(b)      Performance of Obligations. The Companies shall have performed and complied in all material respects with all obligations and conditions herein required to be performed or complied with by it on or prior to such Closing and a certificate duly executed by an officer of each of the Companies, to the effect of the foregoing, shall be delivered to each Purchaser.

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(c)       Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at such Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers, and each Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

(d)      Qualifications; Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Notes and Warrants shall have been duly obtained and shall be effective on and as of such Closing.

6.2                         Conditions to Obligations of the Companies at a Closing. The Companies’ obligation to issue and sell the Notes and Warrants at a Closing to each respective Purchaser is subject to the fulfillment, on or prior to a Closing, of the following conditions by such Purchaser:

(a)      Representations and Warranties. The representations and warranties made by the Purchasers in Section 5 shall be true and correct in all material respects on such Closing Date with the same force and effect as if they had been made on and as of such date, and a certificate duly executed by an officer of Purchaser, to the effect of the foregoing, shall be delivered to the Companies.

(b)      Performance of Obligations. Each Purchaser shall have performed and complied in all material respects with all agreements and conditions herein required to be performed or complied with by it on or before such Closing, and a certificate duly executed by an officer of each Purchaser, to the effect of the foregoing, shall be delivered to the Companies.

(c)       Qualifications; Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Notes and Warrants shall have been duly obtained and shall be effective on and as of such Closing.

6.3                                          Condition to Obligations of each Party at a Closing. The obligations of the Companies and Purchasers to consummate the transactions contemplated to occur at a Closing shall be subject there being no statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Transaction Documents shall be in effect.

7.                                      Registration Rights.

7.1                                          Registration. As soon as practicable after the issuance of any Warrant Shares, but in no event later than fifteen (15) calendar days after the date of such issuance, Amicus shall prepare and file with the SEC, and cause to be declared automatically and immediately effective at the time of such filing, one or more Registration Statements covering the resale of all, or such

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portion as permitted by SEC Guidance (provided that, Amicus shall use commercially reasonable efforts to advocate with the SEC for the registration of the maximum number of the Registrable Securities permitted by SEC Guidance), of the Registrable Securities; provided, that, if Amicus is not a “well known seasoned issuer” within the meaning of Rule 405 under the Securities Act or is otherwise not eligible to file an automatic shelf registration statement, Amicus shall use its reasonable best efforts to cause a Registration Statement to be declared effective (including, without limitation, the execution of any required undertaking to file post-effective amendments) as promptly as possible after the filing thereof, but in any event prior to the date which is ninety (90) days thereafter.  Each Registration Statement shall be (x) on Form S-3 (except if Amicus fails to meet one or more of the registrant requirements specified in General Instruction I.A. on Form S-3, such registration shall be on another appropriate form in accordance herewith that allows for the Registrable Securities covered thereby to be registered on a delayed and continuous basis) or (y) pursuant to Rule 424(b) under the Securities Act, a prospectus supplement that shall be deemed to be part of an existing “shelf” registration statement in accordance with Rule 430B under the Securities Act and shall permit a delayed or continuous offering.  Amicus shall cause all Registrable Securities to be listed on NASDAQ and to comply with the listing requirements of NASDAQ, including all corporate governance requirements.

7.2                                          Expenses Of Registration. Amicus shall pay all fees and expenses incurred by it in connection with any registration, qualification, exemption or compliance by Amicus in the performance of its obligations pursuant to this Section 7, whether or not any Registrable Securities are sold pursuant to a Registration Statement, and including all registration and filing fees, exchange listing fees, and the fees and expenses of counsel and accountants for Amicus.  Each Holder shall pay any expenses incurred by it in connection with the performance of its obligations under or in compliance with this Section 7.

7.3                                          Obligations Of Amicus. In the case of registration, qualification, exemption or compliance effected by Amicus pursuant to the Transaction Documents, Amicus will, upon request of any Holder, inform such Holder as to the status of such registration, qualification, exemption and compliance. Amicus shall, at its expense and in addition to its obligations under Section 7.1, as expeditiously as reasonably possible:

(a)      Use its reasonable best efforts (i) to maintain the continuous effectiveness of each Registration Statement (and maintain the current status of the prospectus or prospectuses contained therein) until the earlier of such time as (A) all such shares of Registrable Securities having been sold pursuant to such Registration Statement, (B) all Registrable Securities can be freely sold without volume limitations pursuant to Rule 144 (including at such times as the holder may be deemed to be an affiliate of the Company at the time of resale) and (C) twenty-four calendar months from the date of effectiveness of the Registration Statement (the “Registration Period”), and (ii) subject to Section 7.3(k), to take such other actions as are necessary to permit the Holders to sell such Registrable Securities without restriction as promptly as practicable pursuant to such Registration Statement. In the case of any Registration Statement that is an automatic shelf registration statement, a new registration statement pursuant to Rule 415(a)(6) with respect to the Registrable Securities will be deemed to be an amendment to such Registration Statement for purposes of this Section 7, and references in this Section 7 to a Registration Statement, except in clause (ii) above, shall include such new registration statement.

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(b)      advise Holders promptly (and, in any event, within five business days):

(i)                      when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)                   of the receipt by Amicus of any notification from the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iii)                of the receipt by Amicus of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iv)               of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

(c)       use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(d)      if any Holder so requests in writing, promptly furnish to such Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC;

(e)       during the Registration Period, promptly deliver to each Holder, without charge, at least one copy of the prospectus included in such Registration Statement and any amendment or supplement thereto and as many additional copies as each Holder may reasonably request; and Amicus consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each Holder in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(f)        during the Registration Period, if a Holder so requests in writing, deliver to such Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR (and excluding, in each case, exhibits thereto): (A) its annual report to its stockholders, if any (which annual report will contain financial statements audited in accordance with GAAP by a firm of certified public accountants of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form), and (E) a copy of the Registration Statement; and (ii) if explicitly requested, any exhibits filed with respect to the

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foregoing;

(g)       comply in all material respects with all applicable rules and regulations of the SEC which could affect the resale of the Registrable Securities;

(h)      use its reasonable best efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by Amicus have been listed;

(i)          use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144; and

(j)            at least three (3) Business Days prior to the filing of the Registration Statement or any prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, or before sending a response to an SEC comment letter related to the Registration Statement, Amicus shall furnish to counsel for the Holders copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), which documents will be subject to the review and comment of counsel for the Holders, and Amicus shall consider in good faith the changes reasonably requested by counsel for the Holders prior to making any such filing; provided that, in the case of this clause (j), Amicus will not be required to delay the filing of the Registration Statement or any amendment or supplement thereto to incorporate any comments to the Registration Statement or any amendment or supplement thereto by or on behalf of any Holder if such comments would require a delay in the filing of such Registration Statement, amendment or supplement, as the case may be.

(k)         With respect to any Registration Statement that has been filed pursuant to Section 7.1, (i) upon the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose; (ii) if any Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (including, in any such case, as a result of the non-availability of financial statements); or (iii) if, in the good faith judgment of Amicus following consultation with legal counsel, it would be detrimental to Amicus or its stockholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to (A) the existence of a material development or potential material development involving Amicus that Amicus would be obligated to disclose or incorporate by reference in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time, or (B) interference with an actual or potential material financing or business combination transaction involving Amicus, (I)(1) in the case of clause (ii) above, but subject to clause (iii) above, Amicus shall as promptly as reasonably practicable prepare and file a post-effective amendment to such Registration Statement or a supplement to the related prospectus so that such Registration Statement or prospectus does not contain any untrue statement of a material fact or omit to state any material

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fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of a post-effective amendment to a Registration Statement, use reasonable best efforts to cause it to become effective as promptly as reasonably practicable and (2) in the case of clause (i) above, use reasonable best efforts to cause such stop order to be lifted, and (II) Amicus shall give notice to the Holders that the availability of such Registration Statement is suspended and, upon receipt of any such notice, each Holder agrees that it shall not sell any of the registered securities pursuant to a Registration Statement until such Holder or counsel for the Holders is notified by Amicus of the effectiveness of the post-effective amendment to a Registration Statement provided for in clause (I) above, or until it is notified in writing by Amicus that the Registration Statement may be used.  In connection with any circumstance covered by clause (iii) above, Amicus shall be entitled to exercise its rights pursuant to this Section 7.3(k) to suspend the availability of the Registration Statement for no more than thirty (30) consecutive days and an aggregate of sixty (60) days in any 180-day period, provided however, to the extent Registrable Securities remain outstanding, the 180 day Registration Period set forth in Section 7.3(a) shall be extended by the duration of any suspension pursuant to this Section 7.3(k).  Amicus shall promptly notify counsel for the Holders upon the receipt of any comment letter or request by the SEC, state securities authority or other Governmental Entity for amendments or supplements to any Registration Statement or the prospectus related thereto or for additional information.

7.4                                          Furnishing Information.  Each selling Holder (i) shall furnish to Amicus such information regarding themselves, their relationship to Amicus and its Affiliates, their beneficial ownership of Warrants, Common Stock, the Registrable Securities held by them, and the intended method of disposition of such securities as is required to be included under the Securities Act in a Registration Statement (or any amendment thereto) or any prospectus with respect to such selling Holder, (ii) shall comply with the prospectus delivery requirements under the Securities Act in connection with the sale or other distribution of Registrable Securities pursuant to a Registration Statement, and (iii) shall report to Amicus all sales or other distributions by such Holder of Registrable Securities pursuant to a Registration Statement. No selling Holder shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of Amicus. It shall be a condition precedent to the obligations of Amicus to take any action pursuant to Section 7.1 with respect to the Registrable Securities of any selling Holder that such selling Holder furnish to Amicus the information required by clause (i) above within a reasonable time prior to Amicus’s obligation to file such Registration Statement.

7.5                                          Indemnification; Contribution.

(a)         Amicus shall indemnify and hold harmless each Holder (including the employees, agents, representatives, officers and directors of each Purchaser and its Affiliates) (each a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of, directly or indirectly, any untrue statement of a material fact contained in any Registration Statement or any other document filed in accordance with this Section 7, or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Amicus will not be liable in any such case to the extent that any such

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Damages arise out of, directly or indirectly, any untrue statement or omission, made in reliance upon and in conformity with written information furnished in writing to Amicus by such Holder specifically and expressly for inclusion in such document.

(b)         Each Holder shall indemnify and hold harmless Amicus, and its respective directors, officers, employees and each Person who controls Amicus (within the meaning of the Securities Act and the Exchange Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of, directly or indirectly, any untrue statement of a material fact contained in any Registration Statement or any other document filed in accordance with this Section 7, or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with any information concerning such Holder furnished in writing to Amicus by such Holder specifically for use in the preparation of such document.

(c)          Each Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to the Transaction Documents; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless, and only to the extent that, such failure results in the Indemnifying Party’s forfeiture of substantive rights or defenses.  If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party.  The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party.  In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party.  No Indemnifying Party shall be liable for any settlement entered into without its written consent (other than in the case where the Indemnifying Party is unconditionally released from liability and its rights are not adversely effected), which consent shall not be unreasonably withheld.

(d)         If the indemnification provided for in this Section 7.5 from the Indemnifying Party pursuant to applicable law is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying

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Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, Knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.5(a), (b) and (c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of an intentional or fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

7.6                                          Rule 144 Reporting. In order to make the benefits of the rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration available to the Holders, Amicus agrees to use reasonable best efforts to:

(a)      make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the Effective Date;

(b)      file with the SEC, in a timely manner, all reports and other documents required of Amicus under the Exchange Act; and

(c)       so long as any Holder owns any Registrable Securities, furnish such Holders forthwith upon request: (i) a written statement by Amicus as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of Amicus; and (iii) such other reports and documents as a Holder may reasonably request in availing itself of any rule of regulation of the SEC allowing it to sell any such securities without registration.

7.7                                          Assignment of Registration Rights. The rights and obligations under this Section 7 may only be assigned by a Holder to a transferee or assignee of Registrable Securities that is (a) an Affiliate or (b) a successor (by operation of law or otherwise) to substantially all the business or assets of such Holder; provided, however, that such attempted assignment shall be void unless (i) such Holder, within 30 days after such transfer, furnishes to Amicus written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee agrees to be subject to all obligations and restrictions with respect to the Registrable Securities set forth in this

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Agreement.

8.                                      Miscellaneous.

8.1                                          Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Companies and the other Purchasers, by written notice to the other parties, if the Initial Closing has not been consummated on or before February 29, 2016; provided, however, that no such termination will affect the right of any Party to sue for any breach by the other Party (or Parties). In the event of termination of this Agreement by the Purchasers, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Purchasers or the Companies other than the provisions of this Section 8.1, and except to the extent that such termination results from an intentional breach by a party of its representations, warranties, covenants or agreements set forth in this Agreement.

8.2                                          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any other jurisdiction. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under the Transaction Documents and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

8.3                                          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by the Parties and delivered to the other Parties, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.4                                          Public Statements. Any statement to the public regarding the Transaction Documents or the transactions contemplated thereby shall be approved in advance by the Companies and the Purchasers, except as otherwise required by law, rule, regulation, legal process or applicable SEC Guidance.

8.5                                          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. The Companies may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers purchasing at least 85% of the outstanding principal amount of the Notes issuable hereunder. Subject to Section 7.7, any Purchaser may assign any or all of its rights under this

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Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

8.6                                          Entire Agreement. The Transaction Documents, together with the exhibits and schedules hereto, contain the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters (other than confidentiality agreements to which Amicus or Amicus UK is a party to with the Purchasers), which the Parties acknowledge have been merged into such documents, exhibits and schedules.

8.7                                          Separability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.8                                          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Companies do not timely perform their related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Companies, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

8.9                                          Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, Amicus shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Amicus of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances may also be required to pay a customary bond and any reasonable third-party costs associated with the issuance of such replacement Securities.

8.10                                   Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Companies will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.11                                   Independent Nature of Purchasers’ Obligations and Rights. The obligations of

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each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

8.12                                   Amendment and Waiver. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Companies and Purchasers purchasing at least 85% of the principal amount of the Notes issuable hereunder or, in the case of a waiver, by the Party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

8.13                                   Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

8.14                                    Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each Party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Amicus shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

8.15                                    Titles and Subtitles. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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8.16                                   Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Agreement shall become effective when each Party hereto shall have received counterparts thereof signed and delivered (by telecopy or other electronic means) by the other Parties hereto.

8.17                                   Construction. The Parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

8.18                                   No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.19                                   Release. Each Purchaser hereby irrevocably and unconditionally releases and forever discharges the Company, its subsidiaries and each of their respective current and former directors, officers, employees, fiduciaries, representatives, affiliates, shareholders, controlling persons, successors and assigns (each, a “Releasee”) from any and all actions, causes of action, claims, suits, setoffs, demands, proceedings, orders, obligations, contracts, agreements, debts, damages and other liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity (collectively, “Claims”) which any of the Purchasers now has, has ever had, or may hereafter have against a Releasee, related to the purchase of the notes and warrants pursuant to the Prior Agreement.  The Purchasers agree that this Section 8.19 shall act as a release of any and all Claims that may arise from conduct prior to the date of this Agreement whether such Claims are known, unknown, foreseen, or unforeseen, liquidated or unliquidated, choate or inchoate, notwithstanding Section 1542 of the California Civil Code which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Parties understand and acknowledge the significance and consequence of such specific waiver of Section 1542 and laws of similar import of Delaware and hereby assume full responsibility for any injuries, damages, losses, or liability that they may hereafter incur from, arising out of or otherwise by virtue of the Prior Agreement.

8.20                                   Consent to the Assignment of Existing Securities. Pursuant to Section 8.5 of the Prior Agreement, Amicus, Amicus UK and the Purchasers hereby consent the assignment by Amicus to Amicus UK and the assumption by Amicus UK from Amicus, of promissory notes with an aggregate principal amount of $35,000,000 issued pursuant to the Prior Agreement, as contemplated by the Assignment Agreement.

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[Signature pages follow]

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This Note and Warrant Purchase Agreement is hereby executed as of the date first above written.

COMPANIES:

AMICUS THERAPEUTICS, INC.

By:	/s/ Bradley L. Campbell
Name: Bradley L. Campbell
Title: President and COO

Address:	1 Cedar Brook Drive
Cranbury, NJ 08512

AMICUS THERAPEUTICS UK LIMITED

By:	/s/ John F. Crowley
Name: John F. Crowley
Title: Director

By:	/s/ William D. Baird, III
Name: William D. Baird, III
Title: Director

Address:	Phoenix House
Oxford Road, Tatling End
Gerrards Cross, Buckinghamshire SL9 7AP UK

[Signature page to Note and Warrant Purchase Agreement]

PURCHASERS:

Redmile Capital Fund, LP

/s/ Jeremy Green
By: Jeremy Green
Title:	Managing Member of the General Partner and the Investment Manager

Redmile Capital Offshore Fund, Ltd.

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the Investment Manager

Redmile Capital Offshore Fund II, Ltd.

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the Investment Manager

Redmile Special Opportunities Fund, Ltd.

/s/ Jeremy Green
By: Jeremy Green
Title: Managing Member of the Investment Manager

P Redmile Ltd.

/s/ Jeremy Green
By: Jeremy Green
Title:	As Managing Member of Redmile Group, LLC — Investment Adviser to P Redmile Ltd.

[Signature page to Note and Warrant Purchase Agreement]

Schedule A

Notes Amounts

Purchaser	Principal Amount of US Notes	Principal Amount of UK Notes
Redmile Capital Fund, LP	$3,036,622.80	$7,085,453.20
Redmile Capital Offshore Fund, Ltd.	$4,070,718.30	$9,498,342.70
Redmile Capital Offshore Fund II, Ltd.	$2,982,886.20	$6,960,067.80
Redmile Special Opportunities Fund, Ltd.	$409,772.70	$956,136.30
P Redmile Ltd.	$4,500,000.00	$10,500,000.00
Total:	$15,000,000.00	$35,000,000.00

Exhibit A

FORM OF UNSECURED PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

AMICUS THERAPEUTICS, INC.

UNSECURED PROMISSORY NOTE

Note No.:
$	, 201 (the “Issue Date”)

1.                                 Principal. Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay to the order of                (“Holder”) in lawful money of the United States of America at the address for notices to Holder set forth below, the principal amount of $             , together with interest as set forth below. This Note was issued by the Company in connection with a private offering of substantially identical Unsecured Promissory Notes (collectively, the “Notes”) and warrants pursuant to that certain Note and Warrant Purchase Agreement entered into among the Company, Amicus Therapeutics UK Limited and the purchasers of Notes (the “Purchase Agreement”), and is subject to its terms. Capitalized terms not otherwise defined herein shall have the meaning given in the Purchase Agreement.

2.                                 Interest. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall bear simple interest at a rate per annum equal to three and eight hundred and seventy five thousandths of a percent (3.875%). Interest from the date hereof shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on this Note shall accrue and be payable at maturity.

3.                                 Maturity. Unless prepaid earlier pursuant to Section 4 below, all then unpaid principal and unpaid accrued interest on this Note shall be due and payable on October 1, 2017.

4.                                      Prepayment. Subject to payment of any prepayment premium described below (if applicable), all outstanding principal and accrued and unpaid interest on this Note may be prepaid, in whole or in part, at any time.  If this Note is voluntarily repaid by the Company pursuant to this Section 4 prior to the applicable maturity date therefor, in addition to the outstanding principal and accrued and unpaid interest on this Note that is prepaid, the Company shall pay to the Holder a prepayment premium as follows:

(a)         0.00% of the outstanding principal amount of this Note that is prepaid, if prepaid prior to the first (1st) anniversary of the Issue Date;

(b)         2.00% of the outstanding principal amount of this Note that is prepaid, if prepaid prior to the second (2nd) anniversary of the Issue Date; and

(c)          1.00% on the outstanding principal amount of this Note that is prepaid, if prepaid prior to the third (3rd) anniversary of the Issue Date;

provided, however, if this Note is voluntarily prepaid by the Company pursuant to this Section 4 prior to the applicable maturity date therefor in connection with a Fundamental Transaction, the Company shall (in lieu of any other prepayment premiums) pay a premium of six percent (6.00%) on the then outstanding principal amount of this Note that is prepaid.

“Fundamental Transaction” means any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the surviving corporation, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another entity shall be effected.

Any prepayment of this Note will be credited first against accrued interest, then principal. Upon payment in full of the amount of all principal and interest payable hereunder, this Note shall be surrendered to the Company for cancellation. Acceleration of a Note pursuant to Section 7.2 shall not constitute a prepayment pursuant to this Section 4.

5.                                      Covenants.

5.1                               Senior Indebtedness.  During the term of this Note, neither Amicus nor any of its affiliates shall not enter into any loan agreement, credit agreement or similar agreement for borrowed money (including any guarantee thereof), and shall not issue any debt security, that in either case is senior in right of payment to the obligations of the Company under the Notes or to which the Notes would be structurally subordinated.

5.2                               Use of Proceeds.  The Company shall use the proceeds of this Note for research and development and other general corporate purposes.

6.                                      Security. THIS NOTE IS A GENERAL UNSECURED OBLIGATION OF THE COMPANY.

7.                                      Defaults and Remedies.

7.1                               Events of Default. An “Event of Default” shall occur hereunder:

(i)                                     if the Company shall default in the payment of the principal of this Note,

when and as the same shall become due and payable and after written demand for payment thereof has been made and such amount remains unpaid for 5 business days after the date of such notice; or

(ii)                                  if the Company shall default in the payment of any interest or premium on this Note, when and as the same shall become due and payable and after written demand for payment thereof has been made and such amount remains unpaid for 5 business days after the date of such notice; or

(iii)                               if the Company shall default in the due observance or performance of any covenant, representation, warranty, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof, and such default is not remedied or waived within the time periods permitted therein, or if no cure period is provided therein, within 30 calendar days after the Company receives written notice of such default; or

(iv)                              if the Company shall commence any proceeding in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws;

(v)                                 if such proceedings are commenced against the Company, or a receiver or trustee is appointed for the Company or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within 120 calendar days after its commencement.

7.2                               Acceleration. If an Event of Default occurs under Section 7.1(iv) or (v), then the outstanding principal of and accrued and unpaid interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to the Company, may declare the outstanding principal of and accrued and unpaid interest and premium (if applicable) on this Note to be due and payable immediately. Upon any such declaration of acceleration, such principal and interest and premium (if applicable) shall become immediately due and payable and the Holder shall be entitled to exercise all of its rights and remedies hereunder and under the Purchase Agreement whether at law or in equity. The failure of the Holder to declare the Note due and payable shall not be a waiver of their right to do so, and the Holder shall retain the right to declare this Note due and payable unless the Holder shall execute a written waiver.

8.                                      Attorney’s Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by Holder.

9.                                      No Stockholder Rights. Nothing contained in the Purchase Agreement or this Note shall be construed as conferring upon the Holder or any other Person the right to vote or to consent or to receive notice as a stockholder of the Company.

10.                               Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note.

11.                               Waiver of Notice of Presentment. The Company hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

12.                               Non-Waiver. The failure of the Holder to enforce or exercise any right or remedy provided in this Note or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date. No exercise of the rights and powers granted in or held pursuant to this Note by the Holder, and no delays or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

13.                               Transfer of a Note.

(A)                Transferability. The Holder may not assign, transfer, pledge or grant a security interest in its rights in whole or in part under this Note to any person without the prior written consent of the Company, except for transfers to Affiliates of the Holder that do not violate any securities laws. Subject to the preceding sentence, and subject to compliance with any applicable securities laws and the conditions set forth in Section 13(D), this Note and all rights hereunder are transferable, in whole or in part, upon surrender of this Note at the principal office of the Company or its designated agent, together with a written assignment of this Note substantially in the form attached hereto as Annex 1 duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Note or Notes in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Note evidencing the portion of this Note not so assigned, and this Note shall promptly be cancelled.

(B)                New Notes. This Note may be divided or combined with other Notes upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Notes are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 13(A), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Note or Notes in exchange for the Note or Notes to be divided or combined in accordance with such notice.

(C)                Note Register. The Company shall register this Note, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any distribution of principal or interest to the Holder, and for all other purposes, absent actual notice to the contrary reasonably satisfactory to the Company.

(D)                Transfer Restrictions. If, at the time of the surrender of this Note in connection with any transfer of this Note, the transfer of this Note shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Note, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) promulgated under the Securities Act.

14.                               Lost, Stolen, Mutilated or Destroyed Notes. If this Note is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Note, include the surrender thereof), issue a new Note of like denomination and tenor as this Note so lost, stolen, mutilated or destroyed. Any such new Note shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Note shall be at any time enforceable by anyone.

15.                               Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (A) upon personal delivery to the party to be notified, (B) when sent by confirmed facsimile to the facsimile number specified in writing by the recipient if sent during normal business hours of the recipient on a Trading Day, if not, then on the next Trading Day, (C) the next Trading Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as the Company or Holder may designate by ten days advance written notice to the other parties hereto.

16.                               Acceptance. Receipt of this Note by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

17.                               Governing Law. This Note and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

18.                          Amendment. Any term of this Note may be amended, and any provision hereof waived, with the written consent of the Company and Holders of at least 85% of the aggregate principal amount of the Notes then outstanding; provided, however, that no such amendment or waiver may (i) modify the outstanding principal amount or interest rate of this Note, or (ii) disproportionately and adversely affect the Holder relative to the holders of all other Notes, in each case without the Holder’s consent. Any amendment effected in accordance with this Section shall be binding upon all holders of Notes, each future holder of the Notes, and the Company. By acceptance hereof, the Holder acknowledges that in the event the required consent is obtained, any term of this Note may be amended or waived with or without the consent of the Holder.

19.                          Benefit; Assignment. This Note shall be binding upon and inure to the benefit of and shall be enforceable by the Holder and the Company and their proper successors and permitted assigns.

20.                               Headings. The descriptive headings of the several sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

21.                               Excessive Interest. Notwithstanding any other provision herein to the contrary, this Note is hereby expressly limited so that the interest rate charged hereunder shall at no time exceed the maximum rate permitted by applicable law. If, for any circumstance whatsoever, the interest rate charged exceeds the maximum rate permitted by applicable law, the interest rate shall be reduced to the maximum rate permitted, and if Holder shall have received an amount that would cause the interest rate charged to be in excess of the maximum rate permitted, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder (without charge for prepayment) and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to the Company.

[Signature page follows]

This Note is hereby issued by the Company as of the year and date first above written.

AMICUS THERAPEUTICS, INC.

By:
Name:
Title:

	Address:	1 Cedar Brook Drive
Cranbury, NJ 08512

Acknowledged and agreed:

[HOLDER]

By:
Name:
Title:

Annex 1

FORM OF ASSIGNMENT

(To assign the foregoing Note, execute this form and supply required information)

FOR VALUE RECEIVED, the foregoing Note and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:	, 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Form of Assignment must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.

Exhibit B

FORM OF UNSECURED PROMISSORY NOTE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO AMICUS UK AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE NOTES MAY NOT BE OFFERED OR SOLD TO PERSONS IN THE EUROPEAN ECONOMIC AREA OTHER THAN TO QUALIFIED INVESTORS AS DEFINED UNDER DIRECTIVE 2003/71/EC (AS AMENDED, INCLUDING BY DIRECTIVE 2010/73/EU AND INCLUDES ANY RELEVANT IMPLEMENTING MEASURE IN THE RELEVANT MEMBER STATE) (THE “PROSPECTUS DIRECTIVE”) AND IN CIRCUMSTANCES WHICH DO NOT REQUIRE THE ISSUER TO PUBLISH A PROSPECTUS PURSUANT TO ARTICLE 3 OF THE PROSPECTUS DIRECTIVE. THE NOTES MAY NOT BE OFFERED OR SOLD TO PERSONS IN THE UNITED KINGDOM OTHER THAN TO (I) INVESTMENT PROFESSIONALS FALLING WITHIN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (THE “ORDER”) OR (II) HIGH NET WORTH COMPANIES AND OTHER PERSONS FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER.

AMICUS THERAPEUTICS UK LIMITED

UNSECURED PROMISSORY NOTE

Note No.:
$	, 201 (the “Issue Date”)

1.                                 Principal. Amicus Therapeutics UK Limited, a private limited company incorporated under the laws of England and Wales with company number 05541527 and its principal place of business at Phoenix House, Oxford Road, Tatling End, Gerrards Cross, Buckinghamshire SL9 7AP, United Kingdom (“Amicus UK”), for value received, hereby promises to pay to the order of                (“Holder”) in lawful money of the United States of America at the address for notices to Holder set forth below, the principal amount of $             , together with interest as set forth below. This Note was issued by Amicus UK in connection with a private offering of substantially identical Unsecured Promissory Notes (collectively, the “Notes”) and warrants pursuant to that certain Note and Warrant Purchase Agreement entered into among Amicus UK, Amicus Therapeutics, Inc. (“Amicus”) and the purchasers of Notes (the “Purchase Agreement”), and is subject to its terms. Capitalized terms not otherwise defined herein shall have the meaning given in the Purchase Agreement. This Note is being issued by Amicus UK pursuant to the Purchase Agreement and the Assignment Agreement and is intended to record and represent Amicus UK’s obligations thereunder.

2.                                 Interest. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall bear simple interest at a rate per annum equal to three and eight hundred and seventy five thousandths of a percent (3.875%). Interest from the date hereof shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on this Note shall accrue and be payable at maturity.

3.                                 Maturity. Unless prepaid earlier pursuant to Section 4 below, all then unpaid principal and unpaid accrued interest on this Note shall be due and payable on October 1, 2021. All payments in respect of the Notes by or on behalf of the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed or levied unless the withholding or deduction of the Taxes is required by law.

4.                                      Prepayment. Subject to payment of any prepayment premium described below (if applicable), all outstanding principal and accrued and unpaid interest on this Note may be prepaid, in whole or in part, at any time.  If this Note is voluntarily repaid by Amicus UK pursuant to this Section 4 prior to the applicable maturity date therefor, in addition to the outstanding principal and accrued and unpaid interest on this Note that is prepaid, Amicus UK shall pay to the Holder a prepayment premium as follows:

(d)         0.00% of the outstanding principal amount of this Note that is prepaid, if prepaid prior to the first (1st) anniversary of the Issue Date;

(e)          2.00% of the outstanding principal amount of this Note that is prepaid, if prepaid prior to the second (2nd) anniversary of the Issue Date; and

(f)           1.00% on the outstanding principal amount of this Note that is prepaid, if prepaid prior to the third (3rd) anniversary of the Issue Date;

provided, however, if this Note is voluntarily prepaid by Amicus UK pursuant to this Section 4 prior to the applicable maturity date therefor in connection with a Fundamental Transaction, Amicus UK shall (in lieu of any other prepayment premiums) pay a premium of six percent (6.00%) on the then outstanding principal amount of this Note that is prepaid.

“Fundamental Transaction” means any capital reorganization, reclassification of the capital stock of Amicus UK, consolidation or merger of Amicus UK with another entity in which Amicus UK is not the surviving corporation, or sale, transfer or other disposition of all or substantially all of Amicus UK’s assets to another entity shall be effected.

Any prepayment of this Note will be credited first against accrued interest, then principal. Upon payment in full of the amount of all principal and interest payable hereunder, this Note shall be surrendered to Amicus UK for cancellation. Acceleration of a Note pursuant to Section 7.2 shall not constitute a prepayment pursuant to this Section 4.

5.                                      Covenants.

5.1                               Senior Indebtedness.  During the term of this Note, neither Amicus nor any of its affiliates shall enter into any loan agreement, credit agreement or similar agreement for borrowed money (including any guarantee thereof), and shall not issue any debt security to which the Notes would be structurally subordinated.

5.2                               Use of Proceeds.  Amicus UK shall use the proceeds of this Note for research and development and other general corporate purposes.

5.2                               Parent Guaranty.  Amicus UK shall procure a guaranty of the obligations under this Note from Amicus, pursuant to a guaranty in the form of Exhibit D to the Purchase Agreement.

5.3                               Change in Law. All payments in respect of the Note shall be made free and clear of, and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (together “Taxes”) imposed, levied, collected, withheld or assessed by or within the United Kingdom or any authority therein or thereof having power to tax, unless such withholding or deduction is required by UK tax law (a “Tax Withholding”). In the event a Tax Withholding is required by UK tax law, Holder shall use commercially reasonable efforts, including for the avoidance of doubt restructuring its assets, assigning its rights under this Note to a permitted assignee, or taking any other commercially reasonable measure such that a Tax Withholding will no longer be required by UK tax law; notwithstanding the foregoing, if following the application of Holder’s commercially reasonable efforts a Tax Withholding is nevertheless still required by UK tax law, Amicus UK shall pay such amounts as will result in the receipt by the Holder of such amount as would have been received by them had no Tax Withholding been required and shall have the right to prepay all outstanding principal and accrued and unpaid interest on this Note without regard to the prepayment premium described in Section 4 of this Note. Notwithstanding the above, the prepayment premium described in Section 4 of this Note shall still apply with respect to a Fundamental Transaction.

6.                                      Security. THIS NOTE IS A GENERAL UNSECURED OBLIGATION OF THE COMPANY.

7.                                      Defaults and Remedies.

7.1                               Events of Default. An “Event of Default” shall occur hereunder:

(i)                                     if Amicus UK shall default in the payment of the principal of this Note, when and as the same shall become due and payable and after written demand for payment thereof has been made and such amount remains unpaid for 5 business days after the date of such notice; or

(ii)                                  if Amicus UK shall default in the payment of any interest or premium on this Note, when and as the same shall become due and payable and after written demand for payment thereof has been made and such amount remains unpaid for 5 business days after the date of such notice; or

(iii)                               if Amicus UK shall default in the due observance or performance of any covenant, representation, warranty, condition or agreement on the part of Amicus UK to be observed or performed pursuant to the terms hereof, and such default is not remedied or waived within the time periods permitted therein, or if no cure period is provided therein, within 30 calendar days after Amicus UK receives written notice of such default; or

(iv)                              if Amicus UK shall commence any proceeding in bankruptcy or for dissolution, liquidation, winding-up, composition or other relief under state or federal bankruptcy laws;

(v)                                 if such proceedings are commenced against Amicus UK, or a receiver or trustee is appointed for Amicus UK or a substantial part of its property, and such proceeding or appointment is not dismissed or discharged within 120 calendar days after its commencement.

7.2                               Acceleration. If an Event of Default occurs under Section 7.1(iv) or (v),

then the outstanding principal of and accrued and unpaid interest on this Note shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. If any other Event of Default occurs and is continuing, the Holder, by written notice to Amicus UK, may declare the outstanding principal of and accrued and unpaid interest and premium (if applicable) on this Note to be due and payable immediately. Upon any such declaration of acceleration, such principal and interest and premium (if applicable) shall become immediately due and payable and the Holder shall be entitled to exercise all of its rights and remedies hereunder and under the Purchase Agreement whether at law or in equity. The failure of the Holder to declare the Note due and payable shall not be a waiver of their right to do so, and the Holder shall retain the right to declare this Note due and payable unless the Holder shall execute a written waiver.

8.                                      Attorney’s Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Amicus UK agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by Holder.

9.                                      No Stockholder Rights. Nothing contained in the Purchase Agreement or this Note shall be construed as conferring upon the Holder or any other Person the right to vote or to consent or to receive notice as a stockholder of Amicus UK.

10.                               Noncircumvention. Amicus UK hereby covenants and agrees that Amicus UK will not, by amendment of its certificate of incorporation, memorandum of association, or articles of association or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note.

11.                               Waiver of Notice of Presentment. Amicus UK hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor. No delay on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right.

12.                               Non-Waiver. The failure of the Holder to enforce or exercise any right or remedy provided in this Note or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date. No exercise of the rights and powers granted in or held pursuant to this Note by the Holder, and no delays or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

13.                               Transfer of a Note.

(A)                Transferability. The Holder may not assign, transfer, pledge or grant a security interest in its rights in whole or in part under this Note to any person without the prior written consent of Amicus UK, except for transfers to Affiliates of the Holder that do not violate any securities laws. Subject to the preceding sentence, and subject to compliance with any applicable securities laws and the conditions set forth in Section 13(D), this Note and all rights hereunder are transferable, in whole or in part, upon surrender of this Note at the principal office of Amicus UK or its designated agent, together with a written assignment of this Note substantially in the form attached hereto as Annex 1 duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, Amicus UK shall execute and deliver a new Note or Notes in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Note evidencing the portion of this Note not so assigned, and this Note shall promptly be cancelled.

(B)                New Notes. This Note may be divided or combined with other Notes upon presentation hereof at the aforesaid office of Amicus UK, together with a written notice specifying the names and denominations in which new Notes are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 13(A), as to any transfer which may be involved in such division or combination, Amicus UK shall execute and deliver a new Note or Notes in exchange for the Note or Notes to be divided or combined in accordance with such notice.

(C)                Note Register. Amicus UK shall register this Note, upon records to be maintained by Amicus UK for that purpose, in the name of the record Holder hereof from time to time. Amicus UK may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any distribution of principal or interest to the Holder, and for all other purposes, absent actual notice to the contrary reasonably satisfactory to Amicus UK.

(D)                Transfer Restrictions. If, at the time of the surrender of this Note in connection with any transfer of this Note, the transfer of this Note shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, Amicus UK may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Note, as the case may be, furnish to Amicus UK a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to Amicus UK an investment letter in form and substance acceptable to Amicus UK, (iii) the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) promulgated under the Securities Act, (iv) if the transferee is located or resident within the European Economic Area, confirmation from the transferee that it is a “qualified investor” within the meaning of Directive 2003/71/EC, as amended, and (v) if the transferee is located or resident within the United Kingdom, confirmation from the transferee that it is (i) an investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”) or (ii) a person falling within Article 49(2)(a) to (d) of the Order.

(E) Any or all of the transfer restrictions in Sections 13(A) to (D) will cease to apply as required in order to meet the definition of “Quoted Eurobond” pursuant to section 987 of the Income Tax Act 2007 or listing requirements of the Cayman Islands Stock Exchange.

14.                               Lost, Stolen, Mutilated or Destroyed Notes. If this Note is lost, stolen, mutilated or destroyed, Amicus UK may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Note, include the surrender thereof), issue a new Note of like denomination and tenor as this Note so lost, stolen, mutilated or destroyed. Any such new Note shall constitute an original contractual obligation of Amicus UK, whether or not the allegedly lost, stolen, mutilated or destroyed Note shall be at any time enforceable by anyone.

15.                               Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (A) upon personal delivery to the party to be notified, (B) when sent by confirmed facsimile to the facsimile number specified in writing by the recipient if sent during normal business hours of the recipient on a Trading Day, if not, then on the next Trading Day, (C) the next Trading Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Amicus UK at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as Amicus UK or Holder may designate by ten days advance written notice to the other parties hereto.

16.                               Acceptance. Receipt of this Note by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

17.                               Governing Law. This Note and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

18.                          Amendment. Any term of this Note may be amended, and any provision hereof waived, (i) by the Companies, without the consent of Purchasers, as required in order to meet the definition of “Quoted Eurobond” pursuant to section 987 of the Income Tax Act 2007 or listing requirements of the Cayman Islands Stock Exchange, or (ii) with the written consent of Amicus UK and Holders of at least 85% of the aggregate principal amount of the Notes then outstanding; provided, however, that no amendment or waiver pursuant to this Section 18 may (i) modify the outstanding principal amount or interest rate of this Note, or (ii) disproportionately and adversely affect the Holder relative to the holders of all other Notes, in each case without the Holder’s consent. Any amendment effected in accordance with this Section shall be binding upon all holders of Notes, each future holder of the Notes, and Amicus UK. By acceptance hereof, the Holder acknowledges that in the event the required consent is obtained, any term of this Note may be amended or waived with or without the consent of the Holder.

19.                          Benefit; Assignment. This Note shall be binding upon and inure to the benefit of and shall be enforceable by the Holder and Amicus UK and their proper successors and permitted assigns. This Note may be assigned by Amicus UK, without the consent of Purchasers, to any affiliate of the Companies organized under the laws of England and Wales.

20.                               Headings. The descriptive headings of the several sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

21.                               Excessive Interest. Notwithstanding any other provision herein to the contrary, this Note is hereby expressly limited so that the interest rate charged hereunder shall at no time exceed the maximum rate permitted by applicable law. If, for any circumstance whatsoever, the interest rate charged exceeds the maximum rate permitted by applicable law, the interest rate shall be reduced to the maximum rate permitted, and if Holder shall have received an amount that would cause the interest rate charged to be in excess of the maximum rate permitted, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder (without charge for prepayment) and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Amicus UK.

Annex 1

FORM OF ASSIGNMENT

(To assign the foregoing Note, execute this form and supply required information)

FOR VALUE RECEIVED, the foregoing Note and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:	, 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Form of Assignment must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.

Exhibit C

FORM OF WARRANT TO PURCHASE COMMON STOCK

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

AMICUS THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:
Date of Issuance: , 201

VOID AFTER               , 2021

THIS CERTIFIES THAT, for value received,                   , or permitted registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to subscribe for and purchase at the Exercise Price (defined below) from Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), up to                 shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Company. This warrant is one of a series of warrants issued by the Company as of the date hereof (individually, a “Warrant”; collectively, the “Warrants”) pursuant to that certain Note and Warrant Purchase Agreement, dated February 19, 2016, among the Company, Amicus Therapeutics UK Limited, and each of the investors named therein (the “Purchase Agreement”).

1.   Definitions. Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Purchase Agreement. As used herein, the following terms shall have the following respective meanings:

(A)       “Eligible Market” means any of the New York Stock Exchange, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.

(B)       “Exercise Period” shall mean the period commencing the Date of Issuance and ending on                , 2021.

(C)       “Exercise Price” shall mean the product of (x) the VWAP for the four (4)

Trading Days beginning immediately prior to the date of issuance of the Notes, provided that if such result is less than $6.00 it shall be deemed to be $6.00 and if such result is more than $7.00 it shall be deemed to be $7.00, and (y) 132.5%, subject to adjustment pursuant to Section 4 below. For any Warrants issued pursuant to Additional Notes, the exercise price shall be the product of (x) the VWAP for the four (4) Trading Days beginning immediately prior to the date of issuance of such Additional Notes, and (y) 132.5%, subject to adjustment pursuant to Section 4 below.

(D)       “Trading Day” shall mean (i) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (ii) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (iii) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any business day.

(E)        “Trading Market” shall mean the OTC Bulletin Board or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

(F)         “VWAP” shall mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the holders of a majority in interest of the Warrants then outstanding, the fees and expenses of which shall be paid by the Company.

(G)       “Warrant Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

2.   Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):

(A)       an executed written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”); and

(B)       payment of the Exercise Price in cash or by check.

The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.

Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system if the Company’s transfer agent is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Exercise Notice, in each case within three business days from the delivery to the Company of the Exercise Notice and payment of the aggregate Exercise Price as set forth above. This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.

The person in whose name any certificate or certificates for Warrant Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which payment of the Exercise Price was made, irrespective of the date such Warrant Shares are credited to the DTC account of the Holder’s prime broker or the date of delivery of the certificate or certificates evidencing such Warrant Shares, as the case may be, except that, if the date of such payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open.

Subject to Section 2.4 and the final sentence of this paragraph and to the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. The Holder shall have the right to pursue any remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof.

2.1.                            Issuance of New Warrants. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of the Common Stock remaining available for purchase under this Warrant.

2.2.                            Payment of Taxes and Expenses. The Company shall pay any recording, filing,

stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (A) any Warrant Shares purchased upon exercise of this Warrant and/or (B) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance, delivery or registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

2.3.                            Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.

2.4.                            Exercise Limitations; Holder’s Restrictions. A Holder, other than an Excluded Holder, shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates), as set forth on the applicable Exercise Notice, would beneficially own in excess of 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of this Section 2.4, the number of shares of the Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of the Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of the Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of the Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.4 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of an Exercise Notice shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2.4, in determining the number of outstanding shares of the Common Stock, a Holder may rely on the number of outstanding shares of the Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public securities filing with the U.S. Securities and Exchange Commission by the Company or (z) any other announcement or notice by the Company or the Company’s transfer agent setting forth the number of shares of the Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of the Common Stock then outstanding. In any case, the number of outstanding shares of the Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of the Common Stock was reported. The provisions of this Section 2.4 may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2.4 shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). For purposes of this Section 2.4, an “Excluded Holder” shall mean a Holder (together with such Holder’s affiliates) that beneficially owned in excess of 19.9% of the number of shares of the Common Stock outstanding on the date this Warrant was issued to such Holder; provided, however, that if thereafter such Holder (together with such Holder’s affiliates) shall beneficially own 19.9% or a percentage less than 19.9% of the number of shares of the Common Stock outstanding, then such Holder shall cease to be an “Excluded Holder” hereunder.

3.   Covenants of the Company.

3.1.                            Covenants as to Warrant Shares. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of the Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will use its commercially reasonable efforts to take such corporate action in compliance with applicable law as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purposes.

3.2.                            Notices of Record Date and Certain other Events. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least 15 days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date. In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least 15 days prior to the date of the occurrence of any such event, a notice specifying such date. In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, as defined in Section 6 herein, the Company shall mail to the Holder, at least 15 days prior to the date of the occurrence of such event, a notice specifying such date. Notwithstanding the foregoing, the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

3.3                               Registration Rights. The Warrant Shares issuable upon exercise of this Warrant are each Registrable Securities under the Purchase Agreement and the registration rights set forth in Section 7 of the Purchase Agreement shall apply to the Warrant Shares.

4.                                                   Adjustment of Exercise Price and Shares. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 4 .

(A)       If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on the Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of the Common Stock, (ii) subdivides outstanding shares of the Common Stock into a larger number of shares, or (iii) combines outstanding shares of the Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of the Common Stock outstanding immediately after such event and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(B)                If the Company, at any time while this Warrant is outstanding, distributes to holders of the Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of the Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distributed Property. The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence.

(C)                Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will, promptly provide written notice thereof to the Holder and, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(D)                No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.0001; provided, however, that any adjustments which by reason of this Section 4(D) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 4 (other than this Section 4(D)) not later than such time as may be required in order to preserve the tax-free nature of a distribution, if any, to the Holder of this Warrant or the Warrant Shares issuable upon the exercise hereof. All calculations under this Section 4 shall be made to the $0.0001 or to the nearest 1/1000th of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 4, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

5.   Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the number of Warrant Shares to be issued will be rounded down to the nearest whole share.

6.   Fundamental Transactions. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the surviving corporation, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another entity shall be effected (any such transaction being hereinafter referred to as a “Fundamental Transaction”), then the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any share of stock, securities or assets thereafter deliverable upon the exercise thereof. The Company shall not affect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger, or the entity purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. Notice of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 20 days prior to such event. The provisions of this Section 6 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions, each of which transactions shall also constitute a Fundamental Transaction.

7.   Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (A) shall not increase the par value of any shares of the Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (B) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of the Common Stock upon the exercise of this Warrant, and (C) shall, so long as this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the exercise of this Warrant, 100% of the Warrant Shares issuable upon exercise of this Warrant then outstanding (without regard to any limitations on exercise).

8.   No Stockholder Rights. Other than as provided in Section 3.2, Section 4(A) or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, including without limitation to receive dividends or other distributions.

9.   Transfer of Warrant.

(A)                Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 9(D), this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(B)                New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 9(A), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(C)                Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary reasonably satisfactory to the Company.

(D)                Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, and (iii) the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) promulgated under the Securities Act.

10.                                            Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

11.                                            Notices, Etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (A) upon personal delivery to the party to be notified, (B) when sent by confirmed facsimile to the facsimile number specified in writing by the recipient if sent during normal business hours of the recipient on a Trading Day, if not, then on the next Trading Day, (C) the next Trading Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Purchase Agreement or at such other address as the Company or Holder may designate by ten days advance written notice to the other parties hereto. The Company shall give written notice to the Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any

Fundamental Transaction, dissolution or liquidation. The Company shall also give written notice to the Registered Holders at least 20 days prior to the date on which any Fundamental Transaction, dissolution or liquidation shall take place.

12.                                           Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.                                            Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14.                                            Amendment Or Waiver. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holder. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

15.                                            Headings. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

[Signature page follows]

The Company has caused this Warrant to be executed by its duly authorized officer as of            , 201 .

AMICUS THERAPEUTICS, INC.

By:
Name:
Title:

1 Cedar Brook Drive
Cranbury, NJ 08512

Exhibit A

FORM OF NOTICE OF EXERCISE

TO:                           AMICUS THERAPEUTICS, INC.

Reference is made to that certain Warrant to Purchase Common Stock, dated             , 201 , No.     of a series of similar Warrants to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

(1)         The undersigned hereby elects to purchase             shares of the common stock, par value $.01 (the “Common Stock”), of Amicus Therapeutics, Inc. (the “Company”) pursuant to the terms of the Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2) Please issue the certificate for shares of the Common Stock in the name of:

(Print or type name)

Social Security or other Identifying Number:

Street Address:

City State Zip Code:

(3) If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:

(4) The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Please insert social security or other identifying number:

(Print name and address)

Dated: , 20

(Signature)

(Print name)

Exhibit B

FORM OF ASSIGNMENT

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Dated:	, 20

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit D

FORM OF GUARANTEE

GUARANTEE (this “Guarantee”) dated as of            , 201   by Amicus Therapeutics, Inc., a Delaware corporation with its principal place of business at 1 Cedar Brook Drive, Cranbury, New Jersey 08512 (“Guarantor”) in favor of each of the Purchasers identified on the signatures pages hereto (each, including their successors and permitted assigns, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, pursuant to the Note and Warrant Purchase Agreement dated as of February 19, 2016 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note and Warrant Purchase Agreement”) among the Guarantor, the Purchasers and Amicus Therapeutics UK Limited, a private limited company incorporated under the laws of England and Wales with company number 05541527 and its principal place of business at Phoenix House, Oxford Road, Tatling End, Gerrards Cross, Buckinghamshire SL9 7AP United Kingdom (“Amicus UK”), the Purchasers have agreed to purchase the Initial UK Notes and any Additional Notes issued by Amicus UK (collectively, the “Notes”) upon the terms and subject to the conditions set forth therein;

WHEREAS, Guarantor acknowledges that it will derive substantial direct and indirect benefit from the purchase of the Notes; and

WHEREAS, it is a condition precedent to the obligation of the Purchasers to purchase the Notes that Guarantor shall have executed and delivered this Guarantee to the Purchasers;

NOW, THEREFORE, in consideration of the premises and to induce the Purchasers to enter into the Note and Warrant Purchase Agreement and to induce the Purchasers to purchase the Notes under the Note and Warrant Purchase Agreement, Guarantor hereby agrees with the Purchasers as follows:

1.                                      Defined Terms.

(a)                                 Unless otherwise defined herein, terms defined in the Note and Warrant Purchase Agreement and used herein shall have the meanings given to them in the Note and Warrant Purchase Agreement.

(b)                                 “Guarantee” shall mean this Guarantee, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(c)                                  As used herein, the term “Obligations” shall mean the obligations of Amicus UK and any of its successors and permitted assigns under the Notes, including (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes, whether at maturity, by acceleration, redemption or otherwise.

(d)                                 The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

(e)                                  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.                                      Guarantee.

(a)                                 Subject to the provisions of Section 2(b), Guarantor hereby, unconditionally and irrevocably, guarantees to the Purchasers, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This Guarantee shall in all respects be an irrevocable, absolute and unconditional guaranty of collection and not a payment.

(b)                                 Anything herein or in any of the Notes or the Note and Warrant Purchase Agreement or any of the other Transaction Documents to the contrary notwithstanding, the maximum liability of Guarantor hereunder and under the Notes shall in no event exceed the amount that can be guaranteed by Guarantor under applicable laws relating to the insolvency of debtors.

3.                                      No Subrogation.  Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or appropriation and application of funds of Guarantor by the Purchasers, Guarantor shall not be entitled to be subrogated to any of the rights of the Purchasers against Amicus UK or any of its successors and permitted assigns or right of offset held by the Purchasers for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Amicus UK or any of its successors and permitted assigns in respect of payments made by Guarantor hereunder, until all amounts owing to the Purchasers by Amicus UK or any of its successors and permitted assigns on account of the Obligations under the Notes are paid in full and the Notes are terminated.

4.                                      Amendments, etc. with Respect to the Obligations; Waiver of Rights.  Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, (a) any demand for payment of any of the Obligations made by the Purchasers may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Purchasers, (c) the Note and Warrant Purchase Agreement, the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, and (d) any collateral security, guarantee or right of offset at any time held by the Purchasers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  When making any demand hereunder against Guarantor, the Purchasers may, but shall be under no obligation to, make a similar demand on Amicus UK or any of its successors and permitted assigns.

5.                                      Guarantee Absolute and Unconditional.  Guarantor waives any and all notice of, the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the

Obligations, and notice of or proof of reliance by the Purchasers upon this Guarantee or acceptance of this Guarantee, and the Obligations or any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee; and all dealings between Amicus UK and Guarantor, on the one hand, and the Purchasers, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee.  Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Amicus UK, any of its successors or permitted assigns, or Guarantor with respect to the Obligations.  Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Note and Warrant Purchase Agreement, any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Purchasers, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by Amicus UK or any of its successors or permitted assigns against the Purchasers or (c) any other circumstance whatsoever (other than payment in full) that constitutes, or might be construed to constitute, an equitable or legal discharge of Amicus UK or its successors and permitted assigns for the Obligations, or of Guarantor under this Guarantee, in bankruptcy or in any other instance.  This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Purchasers, and its successors, indorsees, transferees and assigns, until all the Obligations shall have been satisfied by payment in full and the Notes shall be terminated.

6.                                      Reinstatement.  This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Purchasers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Amicus UK, its successors or permitted assigns, or Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Amicus UK, its successors or permitted assigns, or Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

7.                                      Payments.  Guarantor hereby guarantees that payments hereunder will be paid to the Purchasers without set-off or counterclaim in U.S. dollars.

8.                                      Notices.  All notices, requests and demands pursuant hereto shall be made in accordance with Section 8.13 of the Note and Warrant Purchase Agreement.

9.                                      Counterparts.  This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

10.                               Severability.  Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.                               Integration.  This Guarantee represents the agreement of Guarantor and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to the subject matter hereof not expressly set forth or referred to herein or in the other Transaction Documents.

12.                               Amendments in Writing; No Waiver; Cumulative Remedies.

(a)                                 Except as provided herein, none of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and the Purchasers.

(b)                                 No failure to exercise, nor any delay in exercising, on the part of the Purchasers, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Purchasers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Purchasers would otherwise have on any future occasion.

(c)                                  The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

13.                               Successors and Assigns.  This Guarantee shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of the Purchasers and its successors and assigns except that Guarantor may not assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Purchasers.

14.                               Governing Law.  This Guarantee and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

AMICUS THERAPEUTICS, INC.

By:
Name:
Title:

Address:	1 Cedar Brook Drive
Cranbury, NJ 08512

Acknowledged by

PURCHASERS:

Redmile Capital Fund, LP

By: Jeremy Green
Title:	Managing Member of the General Partner and the Investment Manager

Redmile Capital Offshore Fund, Ltd.

By: Jeremy Green
Title: Managing Member of the Investment Manager

Redmile Capital Offshore Fund II, Ltd.

By: Jeremy Green
Title: Managing Member of the Investment Manager

Redmile Special Opportunities Fund, Ltd.

By: Jeremy Green
Title: Managing Member of the Investment Manager

P Redmile Ltd.

By: Jeremy Green
Title:	As Managing Member of Redmile Group, LLC — Investment Adviser to P Redmile Ltd.